                                                                   EXHIBIT 10.45

                                 OEM AGREEMENT
                                 -------------

     WHEREAS Liquid Audio, Inc., a California corporation, with offices at 810 Winslow Street, Redwood City, California 94063 (hereinafter referred to as "Liquid Audio") has developed a specification (referred herein as the "Secured Portable Player Protocol" or "SP-3") to download audio to be written to and playable on consumer electronics devices; and

     WHEREAS Toshiba Corporation, a Japanese corporation with offices at 1-1, Shibaura 1-chome, Minato-ku, Tokyo 105-8001, Japan, hereinafter referred to as "OEM", wishes to build a consumer electronics device utilizing the Secured Portable Player Protocol;

     NOW THEREFORE THE PARTIES HEREBY AGREE AS OF THIS _____ DAY OF __________ 1999 ("EFFECTIVE DATE") AS FOLLOWS:

DELIVERABLES:  Described in Attachment 2

DELIVERABLE SCHEDULE:  Described in Attachment 2

EFFECTIVE DATE: _______________

TERM:  Two years from Effective Date

OEM PRODUCTS:  Described in Attachment 3

ROYALTY FEE: [***]

NRE FEE: [***]

SHIP DATE OF DEVICE: September 1999

          This Agreement (the "Agreement") consists of this cover page and Attachments 1, 2, 3, 4 and 5 hereto and all Schedules thereto.

     IN WITNESS THEREOF, the parties hereto have executed this Agreement as of the date first above written.

FOR LIQUID AUDIO, INC.:              FOR Toshiba Corporation:

BY: /s/ Robert Flynn                 BY:  /s/ Masao Suga
    -------------------------            -------------------------
       Mr. Robert Flynn                     Mr. Masao Suga

TITLE: Vice President                TITLE: General Manager
                                            Home Digital Products Division
                                            Digital Media Equipment
                                                     and Services Company

DATE:  June 9, 1999                  DATE:  June 7, 1999
     -------------------------            -------------------------


* Some Material in this Exhibit has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                                                                    Confidential

Dear Partner,

Liquid Audio values its partner relationship with you and would like to include a mention of your company as a working with Liquid Audio in our prospectus filing with the SEC for going public and in our company brochure. Can we please get your approval by Friday June 11th for this?

Brochure
--------
We are producing a high-level company brochure about our company titled: "Liquid Audio, the pipeline for Internet music." We would like to include your company logo on the partner page. The only text on this page is: "The best mix. Liquid Audio has forged strategic relationships with a variety of partners."

In addition, we would like to include the following bullet about our partnership:

 . We're working with Toshiba Corporation and the Recording Industry of America to bring secure digital music to the next generation of portable music devices.

Prospectus
----------
Liquid Audio is in the process of filing with the SEC for our initial public offering. We plan to disclose information about our work with your company in this document. In conjunction with that, we would like to include your logo in that printed document. Can we please have your permission to use your logo for this by Friday June 11?

To do this, we need you to sign the form below and fax it back to the attention of Jessica Olson.

In addition, we will need a high-quality digital image of your logo in Adobe Illustator format for best printed impact. Please email image to jessica@liquidaudio.com.


The Form to Sign -- Please Fax to 650-549-2092fx
------------------------------------------------
The undersigned acknowledges that Liquid Audio intends to make mention of the undersigned in the text of Liquid Audio's proposed S-1 initial public offering statement to be filed with the SEC and distributed to the public in connection with the offering.

Such mention may include the undersigned's logo, subject to usage guidelines.

Very truly yours,

Robert Flynn

                                                ----------------------------
                                                Toshiba Corporation

                                                Masao Suga
                                                ----------------------------
                                                Print Name

                                                /s/ Masao Suga
                                                ----------------------------
                                                Authorized Signatory

                                                June 9, 1999
                                                ----------------------------
                                                Date

                                 OEM AGREEMENT
                                 -------------

     WHEREAS Liquid Audio, Inc., a California corporation, with offices at 810 Winslow Street, Redwood City, California 94063 (hereinafter referred to as "Liquid Audio") has developed a specification (referred herein as the "Secured Portable Player Protocol" or "SP-3") to download audio to be written to and playable on consumer electronics devices; and

     WHEREAS Toshiba Corporation, a Japanese corporation with offices at 1-1, Shibaura 1-chome, Minato-ku, Tokyo 105-8001, Japan, hereinafter referred to as "OEM", wishes to build a consumer electronics device utilizing the Secured Portable Player Protocol;

     NOW THEREFORE THE PARTIES HEREBY AGREE AS OF THIS _____ DAY OF __________ 1999 ("EFFECTIVE DATE") AS FOLLOWS:

DELIVERABLES:  Described in Attachment 2

DELIVERABLE SCHEDULE:  Described in Attachment 2

EFFECTIVE DATE: _______________

TERM:  Two years from Effective Date

OEM PRODUCTS:  Described in Attachment 3

ROYALTY FEE: Waived

NRE FEE: Waived

SHIP DATE OF DEVICE: September 1999

          This Agreement (the "Agreement") consists of this cover page and Attachments 1, 2, 3, 4 and 5 hereto and all Schedules thereto.

     IN WITNESS THEREOF, the parties hereto have executed this Agreement as of the date first above written.

FOR LIQUID AUDIO, INC.:              FOR Toshiba Corporation:

BY:                                  BY:
    -------------------------            -------------------------
       Mr. Robert Flynn                     Mr. Tetsuya Mizoguchi

TITLE: Vice President                TITLE: President and CEO
                                            Digital Media Equipment and
                                            Services Company

DATE:                                DATE:
     -------------------------            -------------------------

                                 ATTACHMENT 1
                                 ------------

                      OEM AGREEMENT TERMS AND CONDITIONS
                       -----------------------------------


  Annexed to and made part of that certain OEM Agreement ("Agreement") dated as of __________________, 1999, between Liquid Audio, Inc. ("Liquid Audio") and _______________________________________ ("OEM").

I.  Definitions
    ------------

"Deliverables" means Liquid Audio deliverables referred to in the cover page of this Agreement.

"Devices" means a consumer electronic product developed based on Hardware Designs incorporating OEM Software into the OEM Products.

"Hardware Designs" means the designs, specifications and compliance test bench that will be used to build and manufacture the Device.

"Invention" means any innovation or feature, whether or not patentable or registerable, made by or on behalf of either or both of the parties hereto, which is made in the course of the performance of this Agreement and which directly results from or directly arises out of the work pursuant to this Agreement.

"Liquid Audio Products" means the Liquid Audio Player Software and Liquid Audio Reference Software.

"Liquid Audio Player Software" means the object code version of Liquid Audio's then current Player Software that Liquid Audio distributes to Liquid Audio's customers.

"Liquid Audio Reference Software" means the specifications and/or the C level source and object code version of Liquid Audio's SP-3 device module software that enables interface protocol for authentication and data transfer, file format parsing and content decryption.

"Patent Right" means any patent, utility model, registration, and/or design patent, excluding trademarks, trade names, or copyrights, for any innovation, discovery, improvement or feature issued in any country and/or filed prior to one (1) year after termination or expiration of this Agreement.

"OEM Reference Design" means the Hardware Design and OEM Software.

"OEM Products" means OEM's consumer electronic products referred to on the cover page of this Agreement.

"OEM Software" means versions of Liquid Audio Reference Software as modified for OEM Products.

"Territory" means all countries and territories worldwide.

"Tools" means OEM's tools necessary or desirable to enable Liquid Audio to provide technical engineering assistance to OEM hereunder.

II.  Software License
     -----------------

(a) Liquid Audio License Grant.  Subject to all the terms and conditions of this
    -----------------------------
Agreement, Liquid Audio hereby grants to OEM under Liquid Audio's patents, copyrights, and trade secrets, during the Term, a non-exclusive, royalty-free, nontransferable, non-sublicensable license in the Territory: (i) to use, copy, modify, have modified, make and have made derivative works of Liquid Audio Reference Software, including source code thereof, to develop the OEM software;
(ii) to incorporate OEM Software, in object code only, into OEM Products to create Devices; (iii) to copy Liquid Audio Player Software; (iv) to copy OEM Software, by embedding it in Devices; and (v) to distribute in the Territory the Liquid Audio Player Software and the OEM Software only on a bundled basis in connection with OEM's distribution of Devices in the ordinary course of OEM's business.

(b)  Limitations.  Notwithstanding any other provision of this Agreement, OEM
     -----------
shall not reproduce or have reproduced the OEM Software except in connection with the production of Devices, nor shall OEM distribute any OEM Software except as part of a Device or Liquid Audio Player Software except in connection with the distribution of Devices.

(c)  Reservation of Rights.  Liquid Audio hereby reserves to itself all rights
     ---------------------
to the Liquid Audio Products not expressly granted to OEM herein. OEM shall have no rights in or to the Liquid Audio Products except as expressly granted herein.

(d)  Player End-User License Agreements.  OEM shall distribute each Device with
     ----------------------------------
an end-user license agreement substantially in the form attached hereto as Attachment 4.


(e) No Reverse Engineering.  OEM shall not, and shall not permit any third party
    ----------------------
to, alter, modify, adapt, translate, prepare derivative works from, decompile, reverse engineer, disassemble, or otherwise attempt to derive computer source code from, as applicable, the Liquid Audio Products, except as may be expressly permitted by applicable local law or Section II(a) herein.

(f) Licensing Relationship.  The Liquid Audio Products are licensed, not sold,
    ----------------------
by Liquid Audio to OEM and distributed by OEM to its customers, and nothing in this Agreement shall be interpreted or construed as a sale or purchase of the Liquid Audio Products.

(g)  Proprietary Rights Notices.  OEM shall neither alter nor remove any
     --------------------------
copyright notice or other proprietary rights notices which may appear on any Liquid Audio Product. In addition, OEM agrees that any reproduction of any Liquid Audio Product (or any portion thereof) authorized by Liquid Audio shall include such copyright and other proprietary rights notices as are currently contained on each such Liquid Audio Product or as may be reasonably specified from time to time by Liquid Audio. All promotional material relating to any Device shall also contain a reference, in such form as Liquid Audio shall reasonably prescribe, to Liquid Audio's proprietary rights in the Liquid Audio Products.

(h)  Best Efforts.  OEM shall use its best efforts to promote the marketing and
     ------------
distribution of Devices to realize the maximum sales potential for the Devices in the Territory. OEM agrees that it will bundle the Liquid Audio Player Software with Device for so long as Devices incorporate the OEM software. OEM agrees that it will make the Liquid Audio Player Software available for download from all appropriate Web sites that it operates or controls.

(i) OEM-branded Liquid Audio Player Software.  OEM may provide graphics for a
    -----------------------------------------
co-branded faceplate to be included with the Liquid Audio Player Software to be distributed hereunder with the Device. OEM hereby grants to Liquid Audio a non-exclusive, non-sublicensable, non-assignable license to use trademarks provided by OEM on such faceplate.

(j) Ownership of Derivative Works.  OEM will retain all rights to the
    -----------------------------
modifications and other derivative works of the Liquid Audio Reference Software created by OEM under Section II(a)(i) subject to Liquid Audio's underlying rights in the Liquid Audio Reference Software.

III.  Use of Liquid Audio Trademarks and Liquid Audio Trademark License
      -----------------------------------------------------------------

(a)  Grant.  Liquid Audio hereby grants to OEM a non-exclusive, non-
     -----
sublicensable, non-assignable, royalty free license to use the Licensed Trademarks in the Territory during the Term solely in connection with the packaging, labeling, promotion, advertising, and distribution of Devices. All such use shall be strictly in accordance with any trademark guidelines that may be supplied by Liquid Audio from time to time.

(b)  Other Marks.  OEM shall not use any mark confusingly similar to any of the
     -----------
Licensed Trademarks at any time.

(c)  Quality Control.  OEM shall deliver to Liquid Audio, at no cost to Liquid
     ---------------
Audio, from time to time as reasonably requested by them, representative samples of any and all items bearing any of the Licensed Trademarks. If, at any time, any item made or assembled by OEM and bearing any of the Licensed Trademarks shall, in the sole opinion of Liquid Audio, fail to conform to the standards of quality set by Liquid Audio, OEM immediately shall take such steps as are necessary to conform all such items to Liquid Audio's standard of quality.

(d)  Policing.  OEM shall aid Liquid Audio in policing the use of the Licensed
     --------
Trademarks and shall otherwise provide Liquid Audio with all reasonable cooperation in protecting the Licensed Trademarks. OEM shall immediately notify Liquid Audio of any apparent infringement of any of the Licensed Trademarks that comes to OEMs attention.

(e)  Branding.  OEM shall place the Licensed Trademark (or otherwise provided by
     --------
Liquid Audio) in a placement and prominence reasonably approved by Liquid
Audio on the product chassis and packaging for all Devices sold by OEM.

IV.  Development and Delivery
     ------------------------

(a)  Liquid Audio Deliverables.  Liquid Audio will use reasonable commercial
     -------------------------
efforts to deliver Deliverables to OEM promptly after development thereof in accordance with the Deliverable Schedule set forth in Attachment 2 hereof.

(b)  Title to Liquid Audio Deliverables.  Title to Deliverables shall not pass
     ----------------------------------
from Liquid Audio to OEM or third parties, and Deliverables shall at all times remain the sole and exclusive property of Liquid Audio.

(c)  Delivery of Tools.  OEM shall deliver three  (3) copies of Tools to Liquid
     -----------------
Audio within thirty (30) days of the Effective Date.

(d)  Title to Tools.  Title to the Tools shall not pass from OEM to Liquid
     --------------
Audio, and the Tools shall at all times remain the sole and exclusive property of OEM.

(e)  Engineering Support.  OEM will develop the OEM Reference Design for the
     -------------------
Device. Except as otherwise provided in this Agreement, each party will bear its own expenses in connection with carrying out the development and any other obligation set forth in this Agreement. During the development of Deliverables, OEM shall evaluate the Deliverables and shall provide reasonable feedback to Liquid Audio. Liquid Audio shall provide reasonable engineering support to OEM in connection with OEM's development of the OEM Software. OEM will use reasonable commercial efforts to commence sale of the Devices in commercial quantities in accordance with the product launch date set forth in the cover page of this Agreement.

V.  Compensation and Reporting
    ---------------------------

(a)  Compensation.  The Parties' sole compensation under this Agreement shall be
     ------------
the mutual benefit derived from offering the OEM Software on the Device and each party shall retain all revenues derived from their respective activities.

(b)  Licensing Statement.  On or before the thirtieth  (30th) day following the
     -------------------
end of every calendar quarter, OEM shall deliver to Liquid Audio a written statement showing the number of Devices distributed by OEM during the immediately preceding calendar quarter.

VI.  Support
     -------

(a) End User Support.  As between the parties, OEM will have the sole
    ----------------
responsibility to provide end user technical support to customers of Devices.

VII.  Marketing and Production Costs
      ------------------------------

(a) Joint Marketing of Device.  Liquid Audio and OEM will collaborate on a joint
    -------------------------
press release and launch plan including appropriate marketing promotions and program, including, without limitation, press release, promotion with major content providers, coupons, direct marketing to OEM customer base, and any other appropriate promotions. All of Liquid Audio's promotions regarding devices incorporating SP3 device module software shall describe OEM as one of Liquid Audio's preferred partners for consumer products utilizing the Liquid Audio Reference Software. All OEM's marketing promotion of the Device will refer to Liquid Audio and SP-3 as one of the OEM's preferred technology partners. OEM will aggressively promote (using its full complement of advertising/promotional means) the Device and Liquid Audio's involvement therein.

(b)  Production Costs.  OEM shall be solely responsible for the cost of (i)
     ----------------
reproduction of the Liquid Audio Player Software and OEM Software, including the cost for the media onto which such software is reproduced; (ii) manufacture of any packaging or labeling in connection with the distribution of the Device; and
(iii) any other marketing and distribution costs related to its sale of Devices.

(c)  Press Release.  Liquid Audio and OEM will collaborate to issue a joint
     -------------
press release announcing the relationship contemplated by this Agreement.

VIII.  Miscellaneous Terms
       -------------------

(a) Liquid Music Network(TM) Agreement.  During the Term of this Agreement,
    ----------------------------------
Liquid Audio, at OEM's option, shall license OEM as a syndication affiliate of the Liquid Music Network(TM) subject to the Liquid Music Network(TM) Syndication License Agreement to be negotiated and mutually agreed upon by Liquid Audio and OEM.

(b) Major Music Providers.  Liquid Audio will collaborate with OEM to access
    ---------------------
the major global providers of musical content to provide content for sale from designated Web Sites using the Device. If any such content is procured, Liquid Audio will use reasonable efforts to license any required software to OEM.

IX.  Representations, Warranties, Disclaimers and Indemnity.
     -------------------------------------------------------

(a) Representations and Warranties.  Liquid Audio represents and warrants that
    ------------------------------
(i) Liquid Audio has full rights, power and authority to grant to OEM the rights and licenses granted hereunder and (ii) the Liquid Audio Products in unmodified form do not infringe or misappropriate any patent existing as of the date of this Agreement in Japan or the United States or any copyright, trade secret or other intellectual property right of any third party in Japan or the United States. OEM represents and warrants that OEM has full rights, power and authority to enter into and perform this Agreement, and (ii) the OEM Software, Devices, Reference Design and OEM Products (apart from the Liquid Audio Products) do not infringe or misappropriate any copyright, trade secret or other intellectual property right, except patents of any third party in Japan or the United States.

(b) Indemnity. Each party shall defend, indemnify and hold the other party harmless from and against any losses, liabilities, damages, claims, expenses, including reasonable attorneys' fees, arising out of or related to any third-party claim that is inconsistent with such party's representations and warranties hereunder. The indemnifying party's obligations shall be conditioned upon (i) timely notice of any such third-party claim; (ii) sole control of the settlement or defense thereof; and (iii) reasonable assistance and cooperation from the other party, at the indemnifying party's expense. In the event that the Liquid Audio Products are subject to any third-party claim, or in Liquid Audio's sole opinion, are likely to become the subject thereof, Liquid Audio shall have the right to replace the Liquid Audio Product with non-infringing software, procure a license from such third-party, or terminate the license granted hereunder if the foregoing options are not feasible or available on commercially reasonable terms. In the event that any such license requires the payment of royalties, Liquid Audio and OEM agree to negotiate in good faith regarding such license in the event that the OEM desires to continue to exercise the license granted hereunder. The sole liability of each party and the sole remedy of the other party for any breach of the representations and warranties set forth in subsection (a) above shall be as set forth in this subsection (b). Notwithstanding the foregoing, neither party shall have any liability under this
Section IX with respect to any patent infringement claims covering any combination, method or process in which such party's software or other products may be used but but not covering the software or other product when used alone, regardless of whether such software or other product may be necessary to the use of any product of the other party hereunder or of any third party.

(c)  Warranty Disclaimer.  EXCEPT AS SET FORTH IN SUBSECTION (A) ABOVE, THE
     -------------------
LIQUID AUDIO PRODUCTS, AND ANY OTHER ITEMS OR GOODS LICENSED OR DELIVERED TO OEM HEREUNDER ARE LICENSED OR DELIVERED TO OEM "AS IS," AND WITHOUT WARRANTY OF ANY KIND. LIQUID AUDIO HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES IN

CONNECTION WITH THE LIQUID AUDIO PRODUCTS AND THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE. LIQUID AUDIO MAKES NO, AND HEREBY EXPRESSLY DISCLAIMS ANY, WARRANTY (1) OF CONTINUOUS OR UNINTERRUPTED OPERATION OF LIQUID AUDIO PRODUCTS, (2) THAT THE LIQUID AUDIO PRODUCTS WILL RUN PROPERLY ON ALL HARDWARE OR COMBINATIONS THEREOF, OR (3) THAT THE LIQUID AUDIO PRODUCTS WILL MEET OEM'S REQUIREMENTS OR THE REQUIREMENTS OF ANY OF OEM'S CUSTOMERS.

X.  Limitation of Liability
    -----------------------

(a) Total Liability.  EXCEPT FOR BREACH OF  WARRANTY AND INDEMNIFICATION
    ---------------
OBLIGATIONS UNDER SECTION IX, LIQUID AUDIO'S TOTAL LIABILITY TO OEM FOR ANY KIND OF LOSS, EXPENSE, COST, CLAIM OR DAMAGE ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, UNDER ANY THEORY OF LIABILITY, SHALL BE LIMITED TO THE AMOUNTS PAID TO LIQUID AUDIO BY OEM UNDER THIS AGREEMENT AND THE LIQUID AUDIO MUSIC NETWORK AGREEMENT, IF ANY, IN THE TWELVE (12)-MONTH PERIOD IMMEDIATELY PRECEDING THE EVENT TO WHICH SUCH LOSS OR DAMAGE RELATES.

(b)  Exclusion of Damages.  IN NO EVENT SHALL LIQUID AUDIO BE LIABLE TO OEM FOR
     --------------------
ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT LIQUID AUDIO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. [EXCEPT WITH RESPECT TO OR IN CONNECTION WITH ANY PROPRIETARY OR INTELLECTUAL PROPERTY RIGHT OF LIQUID AUDIO, OEM SHALL NOT BE LIABLE TO LIQUID AUDIO FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT OEM HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.]

XI.  Term and Termination
     --------------------

(a) Term.   This Agreement shall commence on the Effective Date and shall
    ----
continue for the period set forth in the Main Agreement unless otherwise terminated earlier in accordance with the terms of this Section XI.

(b) Events of Default.  Any of the following events shall be an "Event of
    -----------------
Default" for purposes of this Section XI:

    (i) Insolvency Events:  Either party shall cease conducting business in the
        -----------------
normal course; become insolvent or become unable to meet its obligations as they become due; make a general assignment for the benefit of creditors; petition, apply for, suffer or permit with or without its consent the appointment of a custodian, receiver, trustee in bankruptcy or similar officer for all or any substantial part of its business or assets; avail itself or become subject to any proceeding under the U.S. Bankruptcy Code or any similar state, federal or foreign statute relating to bankruptcy, insolvency, reorganization, receivership, arrangement, adjustment of debts, dissolution or liquidation, which proceeding is not dismissed within one hundred twenty (120) days of commencement thereof; or

     (ii) Material Defaults:  Default shall be made by either party in the
          -----------------
observance or performance of any material term, warranty, representation, covenant or agreement contained in this Agreement for a period of thirty (30) days from the date of receipt of written notice from the other party advising of such default and the defaulting party has not cured such default and so notified the other party within such thirty (30) day period.

(c) Termination Upon Event of Default.  In any Event of Default, the party which
    ---------------------------------
is not in default, upon written notice any time to the other party, may terminate this Agreement.

(d)  Effect of Termination.  Upon any expiration or termination of this
     ---------------------
Agreement, (a) all rights and licenses granted to OEM under this Agreement shall terminate. Not withstanding the foregoing, unless this agreement is terminated by Liquid Audio pursuant to Section XI (b), for a period of ninety days (90) from termination, OEM may dispose of copies of the OEM software incorporated into OEM products as of the effective date of termination, in accordance with OEM's other obligations under this agreement. OEM has the right to use one copy of OEM Software to support and maintain existing OEM customers. Termination and expiration shall not affect the end user license agreements between Liquid Audio and end users. Except as expressly provided herein, all of Liquid Audio's proprietary rights and confidential information, if any, shall be promptly returned to Liquid Audio or destroyed by OEM, and certification of destruction shall be made in writing to Liquid Audio within ten (10) days after such return or destruction.

(e)  Nonexclusive Remedies.  The rights and remedies provided to the parties in
     ---------------------
this Section X shall not be exclusive and are in addition to all other rights and remedies provided by this Agreement or any other relevant written agreement or available by law or in equity.

(f)  Survival.  Notwithstanding anything to the contrary contained in this
     --------
Agreement, Sections I, II (except Section II(a), (h) and (I)), V, VI, X, IX, X, XI, XII and XIII shall survive any expiration or termination of this Agreement.

XII.  Confidential Information
      -------------------------

(a) Each party acknowledges that by reason of its relationship to the other party under this Agreement it will have access to certain information and materials concerning the other party's business, plans, customers, technology and products that are confidential and of substantial value to such party (referred to in this Section XII as "Confidential Information"), which value would be impaired if such Confidential information were disclosed to third parties. The terms of this Agreement shall be deemed to constitute the Confidential Information of Liquid Audio. Each party agrees to maintain all Confidential Information received from the other, both orally and in writing, in confidence and agrees not to disclose or otherwise make available such Confidential Information to any third party without the prior written consent of the disclosing party. Each party further agrees to use the Confidential Information only for the purpose of performing this Agreement. No Confidential Information shall be deemed confidential unless so marked if given in writing or, if given orally, identified as confidential orally prior to disclosure and confirmed in writing within thirty (30) days; provided, however, that OEM agrees that any Confidential Information in whatever form relating to the design, functionality, operational methods or coding of Liquid Audio software, including but not limited to any complete or partial source or object code versions of such software, shall be deemed Confidential Information of Liquid Audio regardless of the presence or absence of any confidential markings or identification.

(b) The parties' obligations under this Section XII shall not apply to Confidential Information which: (i) is or becomes a matter of public knowledge though no fault of or action by the receiving party; (ii) was rightfully in the receiving party's possession prior to disclosure by the disclosing party; (iii) subsequent to disclosure, is rightfully obtained by the receiving party from a third party who is lawfully in possession of such Confidential Information without restriction; (iv) is independently developed by the receiving party without resort to the disclosing party's Confidential Information; or (v) is required by law or judicial order, provided that prior written notice of such required disclosure is furnished to the disclosing party as soon as practicable in order to afford the disclosing party an opportunity to seek a protective order and that if such order cannot be obtained disclosure may be made without liability. Whenever requested by a disclosing party, a receiving party shall immediately return to the disclosing party all manifestations of the Confidential Information or, at the disclosing party's option, shall destroy all such Confidential Information as the disclosing party may designate. The receiving party's obligation of confidentiality shall survive this Agreement for a period of three (3) years from the date of its termination, and thereafter shall terminate and be of no further force or effect.

XIII.  Other Provisions
       ----------------

(a) Amendments.  This Agreement may not in any way be modified, changed or
    ----------
amended except by a written instrument duly executed by the parties hereto. This Agreement, when executed, constitutes the entire, final, complete and exclusive agreement between the parties and supersedes any prior negotiations, understanding or agreements, whether oral or in writing, concerning the subject matter hereof.

(b)  Governing Law.  THIS AGREEMENT IS MADE IN ACCORDANCE WITH AND SHALL BE
     -------------
GOVERNED AND CONSTRUED UNDER THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES. IN NO EVENT SHALL THIS AGREEMENT BE GOVERNED BY THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS.

(c)  Jurisdiction.  The State and federal courts in Santa Clara County,
     ------------
California shall have exclusive jurisdiction and venue over all controversies in connection herewith, and each party hereby irrevocably consents to such exclusive and personal jurisdiction and venue.

(d)  Injunctive Relief.  In the event of any breach of Section II, III, VII  or
     -----------------
XII, either party may at any time apply to a court of competent jurisdiction for relief in the form of a temporary restraining order, preliminary injunction, or other provisional remedy.

(e)  Assignments.  OEM may not assign this Agreement or any right or obligation
     -----------
hereunder, directly, indirectly, by operation of law or otherwise, without Liquid Audio's prior written consent, and any attempt to do so shall be void and of no force or effect. Any change of control of OEM shall be considered an assignment. Notwithstanding the foregoing, this Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of each party.

(f)  Severability.  If any provision of this Agreement is held to be illegal,
     ------------
unenforceable or invalid, no other provision of this Agreement shall be affected thereby, and the remaining provisions of this Agreement shall be construed and reformed and shall continue with the same effect as if such illegal, unenforceable or invalid provision was not a part hereof; provided that,
                                                          --------
notwithstanding any other provision of this Agreement, if any limitation on the grant of any license to OEM hereunder is found to be illegal, unenforceable, or invalid, such license shall immediately terminate. The parties agree to renegotiate in good faith any term held illegal, unenforceable or invalid and to be bound by any mutually agreed substitute provision.

(g)  Waiver.  Any waiver (express or implied) by either party of any default or
     ------
breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach.

(h)  Notices.  All notices or other communications required or permitted to be
     -------
given pursuant to this Agreement shall be in writing and shall be considered properly given or made if hand delivered, mailed first class mail, postage prepaid, sent by prepaid telegram (or telex or other facsimile transmission) or sent by express overnight courier service to the relevant addresses above or to such other address as either party hereto may designate by like notice sent to the other party hereto. All notices shall be deemed given when received. A mandatory copy of all notices delivered or sent to Liquid Audio shall be sent to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94303-1050, Attention: Hank Barry, Esq.

(i)  Headings.  The headings and captions contained in this Agreement shall not
     --------
be considered to be a part hereof for purposes of interpreting or applying this Agreement, but are for convenience only.

(j)  Import and Export Controls.  OEM understands and acknowledges that Liquid
     --------------------------
Audio is subject to regulation by agencies of the U.S. government, including the U.S. Department of Commerce which prohibit export or diversion of certain products, technology and technical data to certain countries. Any and all obligations of Liquid Audio to provide the Liquid Audio Product, software, documentation or any media in which any of the foregoing is contained, as well as any training or technical assistance shall be subject in all respects to such United States laws and regulations as shall from time to time govern the license and delivery of technology, products and technical data abroad by persons subject to the jurisdiction of the United States, including the Export Administration Act of 1979, as amended, any successor legislation, and the Export Administration Regulations issued by the Department of Commerce, International Trade Administration, and Bureau of Export Administration.

(k) Contingency.  Neither party hereto shall be held responsible for any delay
    -----------
or failure in performance hereunder caused in whole or in part by fire, strike, flood, embargo, labor dispute, delay or failure of any subcontract, act of sabotage, riot, accident, delay of carrier or supplier, voluntary or mandatory compliance with any governmental act, regulation or request, act of God or by public enemy, or any act or omission or other cause beyond such party's control. If any such contingency shall occur, this Agreement shall be deemed extended by the length of time such contingency continues.

(l) Independent Contractors.   The parties hereto are independent contractors
    -----------------------
and neither party is an employee, agent, partner or joint venturer of the other. Neither party shall have the right, nor shall either party attempt, to bind the other party, whether directly or indirectly, to any agreement with a third party or to incur any obligation or liability on behalf of such other party, whether directly or indirectly.

                                  ATTACHMENT 2
                                  ------------

                           DELIVERABLES AND SCHEDULE



Deliverables
------------

SP3 API A set of C function calls enabling a host application to communicate with an SP3 compliant device.

SPT File Format Documentation describing and reference libraries for parsing the Secure Portable Track (SPT) file format.

SP3 Security Protocols Documentation describing the SP3 security model and reference C code/decryption libraries.


Hardware Reference Design documentation describing the basic architecture of an SP3-compliant device.
Compliance Test Bench Documentation and code enabling the device manufacturer to test and validate SP3 functionality.

Schedule
--------

TASK                                     DRAFT       BETA      FINAL
----                                     -----       ----      -----

SP3 API

  Documentation                          2/15        5/15       6/1
  API                                    3/15        6/15       6/30

SPT File Format

  Documentation                          2/15        5/15       6/1
  Reference files and code library       3/15        6/1        6/30


SP3 Security Protocols

  Documentation                          3/1         5/1        6/30
  Reference code library                 3/15        5/15       6/30


Hardware Reference

  Documentation                          3/15        5/15       6/30


Compliance Test Bench

  Documentation and code                 5/15        6/1        6/30

                                  ATTACHMENT 3
                                  ------------

                                  OEM PRODUCTS



                                    [***]

* Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.

                                 ATTACHMENT 4
                                 ------------

                               [Player Products]

                           END USER LICENSE AGREEMENT
                           --------------------------

         PLEASE READ THIS AGREEMENT CAREFULLY BEFORE ATTEMPTING TO USE
                                              ------
            THE SOFTWARE AND BEFORE CLICKING ON THE "ACCEPT" BUTTON
                             ------
                OR BREAKING THE SEAL OF ANY INSTALLATION DISKS.

LIQUID AUDIO, INC. ("LIQUID AUDIO") IS WILLING TO LICENSE THE SOFTWARE DESCRIBED ABOVE (THE "SOFTWARE") TO YOU (THE "CUSTOMER") ONLY ON THE CONDITION THAT YOU ACCEPT ALL OF THE TERMS CONTAINED IN THIS AGREEMENT. PLEASE READ THE TERMS CAREFULLY BEFORE CLICKING ON THE "ACCEPT" BUTTON OR BREAKING THE SEAL OF ANY INSTALLATION DISKS, AS CLICKING ON THE "ACCEPT" BUTTON OR BREAKING THE SEAL WILL INDICATE YOUR AGREEMENT TO THESE TERMS.

IF YOU DO NOT AGREE TO THESE TERMS, THEN LIQUID AUDIO IS UNWILLING TO LICENSE THE SOFTWARE TO YOU, AND YOU SHOULD CLICK ON THE "DO NOT ACCEPT" BUTTON TO DISCONTINUE THE INSTALLATION PROCESS OR RETURN THE INSTALLATION DISKS FOR A REFUND.

1. LICENSE GRANT AND RESTRICTIONS. Liquid Audio grants to Customer a non-exclusive, non-transferable, revocable license to use the object code copy of the Software distributed with this Agreement (the "Copy") along with related documentation during the term of this Agreement on a single CPU, which may be changed from time to time. Such license shall be perpetual upon the receipt by Liquid Audio of full payment of the respective License Fee (as described below) but shall be terminable as provided herein. Customer (a) may not modify, disassemble, decompile or reverse-engineer the Software; (b) may not rent, lease, loan, resell, sublicense, distribute or otherwise transfer the Software to any third party or use the Software to provide time sharing or similar services to any third party; (c) may not make any copy of the Software except for a single working copy and a single backup copy; (d) may not circumvent or disable any technological features or measures in the Software for protection of intellectual property rights, and (e) may not delete the copyright and other proprietary rights notices on the Software. Any attempt by Customer to transfer any of the rights, duties or obligations hereunder except as expressly provided for in this Agreement is void. This license does not include any rights to maintenance or updates.

2. DISABLING SOFTWARE. THE SOFTWARE CONTAINS CODE WHICH MAY BE USED TO DISABLE SUCH SOFTWARE. THIS DISABLING CODE MAY BE USED TO ENSURE THAT THE SOFTWARE IS NOT USED IN VIOLATION OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION TO INFRINGE INTELLECTUAL PROPERTY RIGHTS IN THE SOFTWARE OR ANY CONTENT. CUSTOMER AGREES AND ACKNOWLEDGES THAT UPON ANY TERMINATION OR EXPIRATION OF THIS AGREEMENT, AND PROVIDED THAT THE PARTIES HAVE NOT AGREED IN WRITING TO RENEW THIS AGREEMENT, THE SOFTWARE MAY, AT LIQUID AUDIO'S DISCRETION, CEASE TO FUNCTION IN SOME OR ALL RESPECTS, AND CUSTOMER MAY LOSE ACCESS TO DATA MADE WITH, OR STORED USING, THE SOFTWARE. CUSTOMER AGREES TO INDEMNIFY LIQUID AUDIO FROM ANY LIABILITY, INCLUDING LIABILITY DUE TO THIRD PARTY CLAIMS, RESULTING FROM SUCH DISABLING OF SUCH SOFTWARE. CUSTOMER AGREES AND ACKNOWLEDGES THAT THE DISABLING OF THE SOFTWARE IS A KEY FEATURE OF THE LICENSE RIGHTS AND RESPONSIBILITIES CONVEYED UNDER THIS AGREEMENT.

3. LICENSE FEE. The effectiveness of this Agreement is conditioned on the receipt by Liquid Audio or its reseller of the License Fee (or any initial installment thereof) as set forth in Liquid Audio's or its reseller's invoice(s) therefor. Such payment(s) will be made by Customer on the terms and conditions specified in such invoice(s).

4. LIMITED WARRANTY. Liquid Audio warrants for the period of ninety (90) days from the date of delivery of the Copy of the Software to Customer that:

       (i) The Software, unless modified by Customer, will perform substantially in accordance with the documentation provided by Liquid Audio. Customer's sole remedy under this warranty is that Liquid Audio will either correct within a reasonable period of time any "Software Error" (failure of the Software to perform in accordance with the documentation) reported during the warranty period or, if Liquid Audio is unable to correct any such Software Error, refund to Customer the money paid for the Software. Liquid Audio does not warrant that the Software will meet Customer's requirements that operation of the Software will be uninterrupted, error-free or secure, or that all Software Errors will be corrected.

       (ii) The medium if any (such as diskette or CD Rom) provided by Liquid Audio containing the Software will be free from defects in materials and workmanship under normal use. Liquid Audio will, at its option, replace or refund the purchase price of a faulty medium at no charge to Customer if the same is returned to Liquid Audio.

   THE ABOVE WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, AND LIQUID AUDIO EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY LIQUID AUDIO, ITS EMPLOYEES, RESELLERS OR AGENTS SHALL INCREASE THE SCOPE OF THE ABOVE WARRANTIES OR CREATE ANY NEW WARRANTIES.

   SOME STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY TO YOU. IN THAT EVENT, ANY IMPLIED WARRANTIES ARE LIMITED IN DURATION TO NINETY (90) DAYS FROM THE DATE OF DELIVERY OF THE SOFTWARE. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS. YOU MAY HAVE OTHER RIGHTS, WHICH VARY FROM STATE TO STATE.

5. LIMITATION OF LIABILITY. IN NO EVENT WILL LIQUID AUDIO BE LIABLE TO CUSTOMER OR ANY OTHER PARTY FOR DAMAGES OF ANY KIND ARISING FROM USE OF THE COPY AND/OR THE SOFTWARE EMBODIED THEREIN, WHETHER RESULTING FROM TORT (INCLUDING NEGLIGENCE), BREACH OF CONTRACT OR OTHER FORM OF ACTION, INCLUDING BUT NOT LIMITED TO DIRECT, INDIRECT, SPECIAL, INCIDENTAL AND CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) OF ANY KIND, ARISING IN ANY WAY OUT OF THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. LIQUID AUDIO'S TOTAL LIABILITY UNDER THIS AGREEMENT WILL BE LIMITED TO THE LICENSE FEE. Customer expressly assumes all responsibility for any damages, lost data, lost profits and other consequential damages that may result in any way out of this Agreement, including without limitation, use of the Software. Customer expressly agrees that the License Fee has been agreed to based in part upon the foregoing limitation of Liquid Audio's liability.

6.  OWNERSHIP; PERMISSIONS.

   (a) Customer agrees that Liquid Audio and/or its suppliers owns all right, title and interest in and to the Copy and the Software, including without limitation any and all copyrights, patents, trade secrets, trademarks and other intellectual property and proprietary rights therein. Customer will not acquire any additional licenses under any copyrights, patents, trade secrets, trademarks or other intellectual property rights on account of this Agreement.

   (b) Customer will not alter, encode, copy or transmit any audio or other information using the Software without obtaining all necessary copyright and other permissions. Any failure to obtain such permissions constitutes a material breach of this Agreement, shall cause irreparable harm to Liquid Audio, and shall entitle Liquid Audio to receive equitable relief for such failure. Customer will at its expense defend and indemnify Liquid Audio against all liabilities, damages, claims, fines and expenses (including reasonable attorney's fees) arising out of any claim that Customer has not obtained such permissions.

   (c) CUSTOMER ACKNOWLEDGES THAT IN ORDER TO PURCHASE CONTENT, AND TO ACCESS AND PLAY THE SAME, INCLUDING CONTENT PREVIOUSLY PURCHASED BY CUSTOMER, CUSTOMER MUST BE AUTHORIZED BY A VALID TIME-LIMITED "PASSPORT" ISSUED PERIODICALLY BY LIQUID AUDIO IN ACCORDANCE WITH LIQUID AUDIO'S THEN-CURRENT PASSPORT POLICY.

   (d) Customer acknowledges that the Passport contains Customer's personal and confidential information, including credit card information, and that it is essential to keep the Passport, and the password to the Passport confidential, both to protect Customer's personal information, and to prevent third-parties from using Customer's Passport to illegally download, copy, distribute or play content. Customer agrees to keep his or her Passport confidential, and any failure of Customer to do so shall be deemed a material breach of this Agreement. Customer will at its expense defend and indemnify Liquid Audio against all liabilities, damages, claims, fines and expenses (including reasonable attorneys' fees) arising out of Customer's breach of this provision.


   (e) Customer may be liable for the unauthorized use of Customer's credit card. Customer is advised to consult the terms and conditions imposed by its credit card issuer for notification requirements and limitations on Customer's liability for loss, theft or unauthorized use of Customer's credit card. LIQUID AUDIO DISCLAIMS ANY LIABILITY FOR ANY USE OF CUSTOMER'S PASSPORT OR CREDIT CARD, INCLUDING ANY LOSS, THEFT OR UNAUTHORIZED USE THEREOF.

7. TERMINATION. Liquid Audio will have the right to terminate this Agreement if Customer breaches any material term or condition of this Agreement (including, if applicable, failure to pay any portion of the License Fee when due as provided in Liquid Audio's invoice(s) therefor) and fail to cure such breach within ten (10) days of written notice from Liquid Audio. Upon termination of this Agreement, the rights and licenses granted to Customer under this Agreement shall automatically terminate. Within five (5) days after termination, Customer will return or destroy all copies of the Software and documentation in Customer's possession. Upon request, Customer will certify to Liquid Audio that all copies of the Software have been returned to Liquid Audio or destroyed. The exercise by Liquid Audio of any remedies under this Agreement will be without prejudice to its other remedies under this Agreement or otherwise. The rights and obligations of the parties under Sections 2, 4, 5, 6, 7 and 10 will survive the expiration or termination of this Agreement.

8. GOVERNMENT LICENSEE. If the Software is licensed by or for any unit or agency of the United States Government, then the Software shall be classified as "commercial computer software", as that term is defined in the applicable provisions of the Federal Acquisition Regulation (the "FAR") and supplements thereto, including the Department of Defense ("DoD") FAR Supplement (the "DFARS"). Liquid Audio represents that the Software was developed entirely at private expense, and that no part of the Software was first produced in the performance of a United States Government contract. If the Software is supplied for use by DoD, the Software is delivered subject to the terms of this Agreement and either (i) in accordance with DFARS 227.7202-1(a) and 227.7202-3(a), or (ii) with restricted rights in accordance with DFARS 252.227-7013(c)(1)(ii) (OCT
1988), as applicable. If the Software is supplied for use by a Federal agency other than DoD, the Software is restricted computer software delivered subject to the terms of this Agreement and (i) FAR 12.212(a); (ii) FAR 52.227-19; or
(iii) FAR 52.227-14(ALT III), as applicable.

9. EXPORT CONTROL. Customer agrees to comply with all export laws and restrictions and regulations of the United States Department of Commerce or other United States or other sovereign agency or authority, and not to export, or allow the export or re-export of any technical data or any Software in violation of any such restrictions, laws or regulations, or unless and until all required licenses and authorizations are obtained to the countries specified in the applicable U.S. Export Administration Regulations (or any successor supplement or regulations).

10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, excluding its conflicts of law principles. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this Agreement. Except for disputes as to the ownership of intellectual property rights in the Software, all disputes arising out of or relating to this Agreement or its interpretation shall be finally settled by binding arbitration in Redwood City, California pursuant to the Commercial Arbitration rules of the American Arbitration Association by one arbitrator. All arbitrators will have knowledge of and experience regarding the computer industry. Requests for equitable relief shall be first submitted to the arbitrator. The arbitration award may be enforced in any court of competent jurisdiction. Customer hereby consents to the personal and exclusive jurisdiction and venue of the state and federal courts located in San Mateo County of the State of California.

11. MISCELLANEOUS. This Agreement constitutes the entire agreement between the parties with respect to its subject matter, and supersedes any and all written or oral agreements previously existing between the parties with respect to such subject matter. Any modifications of this Agreement must be in writing. This Agreement will bind and inure to the benefit of each party's successors and assigns, provided that Customer may not assign this Agreement, in whole or in part, without Liquid Audio's prior written consent. If any provision of this Agreement is found illegal or unenforceable, it will be enforced to the maximum extent permissible, and the legality and enforceability of the other provisions of this Agreement will not be affected. No failure of either party to exercise or enforce any of its rights under this Agreement will act as a waiver of such rights. No purchase order, invoice or similar document will by its terms amend or supplement the terms and conditions of this Agreement, even if accepted or signed by the receiving party. Performance of this Agreement may be suspended due to any force majeure event.

CUSTOMER ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT, UNDERSTANDS IT AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS.

THE SOFTWARE AND THE ACCOMPANYING DOCUMENTATION ARE PROTECTED BY UNITED STATES COPYRIGHT LAW AND INTERNATIONAL TREATY. UNAUTHORIZED REPRODUCTION OR DISTRIBUTION IS SUBJECT TO CIVIL AND CRIMINAL PENALTIES.

Rev. ___.

                                  ATTACHMENT 5
                                  ------------
                            LIQUID MUSIC NETWORK(TM)
                            ------------------------
                         SYNDICATION LICENSE AGREEMENT
                         -----------------------------

     WHEREAS Liquid Audio, Inc., a California corporation, with offices at 810 Winslow Street, Redwood City, California 94063, hereinafter referred to as "Liquid Audio," owns and operates the Liquid Music Network (the "LMN"), pursuant to which Liquid Audio distributes on a syndicated basis an exclusive database of music programming and other content for public performance and digital delivery to select Web sites that are licensed as LMN syndication affiliates; and

     WHEREAS  _______________________, a ____________ corporation with offices at ______________________, hereinafter referred to as "Licensee", wishes to be licensed as a syndication affiliate of the Liquid Music Network and receive the right to carry the LMN programming for distribution through Licensee's Web site or sites, upon the terms and conditions set forth in Schedule "A" to this Agreement;

     NOW THEREFORE THE PARTIES HEREBY AGREE AS OF THIS _____ DAY OF __________ 199__ ("EFFECTIVE DATE") AS FOLLOWS:

PROGRAMMING CATEGORIES:  [All or specify per Schedule "B"]

LICENSED WEB SITES: [insert Licensee URLs]

LICENSE PERIOD: One year from Effective Date

LICENSE GRANTED:  Web site redistribution

ANNUAL SYNDICATION FEE: [$__________ or Based on Programming Categories, per Schedule "B"]

ADVERTISING REVENUE: 100% retention of Licensee Advertising.

DIGITAL MUSIC COMMERCE REVENUE:  Licensee receives Net Revenue from sales.

CD/TANGIBLE MUSIC COMMERCE REVENUE:
Each pays the other X% of any referral fees they receive from third-party sales. Licensee pays Liquid Audio a [Y% or $___] referral fee for sales by Licensee.

MUSICPLAYER & MUSICPLAYER CD: Licensee receives fee for Music Player CD sales = $___

LOGO/ICON LICENSE:  Yes

     IN WITNESS THEREOF, the parties hereto have executed this Agreement as of the date first above written.

FOR LIQUID AUDIO, INC.:             FOR LICENSEE:

BY:___________________________      BY:___________________________

TITLE:________________________      TITLE:________________________

DATE:_________________________      DATE:_________________________

                                 SCHEDULE "A"
                                 ------------

                              LIQUID MUSIC NETWORK
                              --------------------
               SYNDICATION LICENSE STANDARD TERMS AND CONDITIONS
               -------------------------------------------------


  Annexed to and made part of that certain Syndication License Agreement ("Agreement") dated as of __________________, 199__, between Liquid Audio, Inc. ("Liquid Audio") and _____________________________________

("Licensee").

I.  Definitions.
    -----------

"Licensed Web Sites" means the Web sites owned or controlled by Licensee as identified by the URLs listed in the Main Agreement.

"Link(s)" means one or more hyperlinks established from within the Licensed Web Sites to one or more pages within the LMN Site(s), as designated by Liquid Audio, to enable an end user of the Licensed Web Site to access the LMN Programming.

"LMN Logo and Artwork" means the logo(s) for the LMN designated by Liquid Audio, and all artwork, graphics, and other content provided by Liquid Audio for use in connection with the Links.

"LMN Programming" means the compilation database owned by Liquid Audio and marketed as the Liquid Music Network, comprised of sound recordings made available by Liquid Audio in the Programming Categories identified in Schedule "B" (including forty-five (45) second or less samples of such sound recordings), and all other graphics, text, video, and other related content now or hereafter offered by Liquid Audio in connection with the foregoing.

"LMN Site(s)" means the Web site(s) designated by Liquid Audio which operate Liquid Audio's server and commerce software to deliver the LMN Programming to LMN end users via the Licensed Web Sites.

"Music Commerce Transactions" means the purchase by an end user who accesses the LMN Programming via the Licensed Web Sites of (i) one or more intangible copies of a sound recording offered via the LMN Programming, with online fulfillment of such sale by digital delivery and downloading from the LMN Sites to the end user's computer hard drive; and/or (ii) one or more phonorecords offered via the LMN Programming, including without limitation on compact disc, cassette tape or other tangible media, with offline fulfillment of the sale made online at the LMN Site or using a telephone number made available from the LMN Site.

II.  License Grant.  Subject to the payment by Licensee of the  syndication
     -------------
license fee set forth in Section IX below, Liquid Audio grants and Licensee accepts a limited, personal, nontransferable, nonexclusive license as an LMN syndication affiliate (i) to make available, carry, and distribute the LMN Programming via the Licensed Web Site(s) to end users; and (ii) subject to compliance with Liquid Audio's branding guidelines and Section VIII below, to use the LMN Logo and Artwork as an icon to create one or more Links to the LMN Site.

III.Reservation of Rights.  The license herein granted shall be limited to the
    ---------------------
rights expressly set forth above. All other rights to the LMN Programming are expressly reserved by Liquid Audio. Without limiting the foregoing, Licensee may not sublicense or resell the LMN Programming, and Licensee shall impose no requirements of any kind or character whatsoever for end users to access the LMN Programming via the Links, including without limitation, any subscription or access fee or registration requirement to activate the Link to the LMN Programming.

IV.  Joint Promotional  Obligations    Liquid Audio and Licensee will each
     ------------------------------
promote the other and the relationship described within this Agreement at any appropriate trade shows. Liquid Audio and Licensee will jointly release a press release concerning the relationship described in this Agreement. Both parties will agree to the language of the press release before it is issued.

V.  Liquid Audio Obligations   Liquid Audio will include Licensee on the LMN
    ------------------------
Site in an area in which Liquid Audio describes the LMN, and Liquid Audio will provide a link from this portion of its site to Licensee's home page. In connection with the distribution of the LMN Programming via the Licensed Web Sites, Liquid Audio intends to enable end users (i) to preview a performance of a sample of one or more sound recordings, (ii) to engage in Music Commerce Transactions, and (iii) to download a copy of the then-current Liquid Audio standard player software. Liquid Audio acknowledges that Liquid Audio and its designees, and not Licensee, will be solely responsible for enabling the foregoing functionality with Liquid Audio's technology and any third party technology obtained by Liquid Audio, including without limitation all aspects of online and offline fulfillment and processing of Music Commerce Transactions. Notwithstanding the foregoing, where appropriate with respect to physical CD products, Liquid Audio will consider utilizing any preferred vendor and/or fulfillment source for these transactions and fulfillment designated by Licensee, provided that such preferred vendor carries the appropriate inventory to fulfill orders as reasonably required by Liquid Audio, and subject to implementation of the appropriate technology within the LMN by Liquid Audio. Licensee acknowledges that pricing and all other matters relating to Music Commerce Transactions will be solely determined by Liquid Audio and/or its licensors.

VI.  Syndication Affiliate Obligations.   In consideration of the exclusive
     ---------------------------------
nature of the LMN Programming offered to Licensee hereunder, the foregoing license requires that the LMN Programming be featured in a premiere position on the Licensed Web Sites, which shall include at minimum (i) placement of the LMN Logo as a Link on the "home page" of the Licensed Web Sites, or if no third-party content appears on the "home page" then in the first page thereafter that does so (and/or on other mutually agreed pages of sufficient prominence); (ii) the most prominent placement on all other guides to content on the Licensed Web Sites as compared to other music-related programming, including without limitation on the "What's New" or similar pages, on any topical listing of content available on such site. Licensee agrees that it will use Liquid Audio's technology as the exclusive audio downloading and audio commerce technology on the Licensed Web Sites.

VII.  Liquid MusicPlayer and Liquid MusicPlayer CD. Licensee will provide a
      --------------------------------------------
download button, in a design consistent with Liquid Audio's branding guidelines, on the Licensed Web Sites, that enables end users to download the Liquid MusicPlayer from the Web site. Liquid Audio will license the Liquid MusicPlayer directly to the end user. Liquid Audio will be responsible for all customer support of this product. In addition, Licensee will actively promote the sale of the Liquid MusicPlayer CD on the Licensed Web Sites. Liquid Audio will be responsible for the fulfillment of the orders of the Liquid MusicPlayer CD from the Licensed Web Sites as a Music Commerce Transaction under this Agreement. Liquid Audio will license the Liquid MusicPlayer CD directly to the end user. Liquid Audio will be responsible for all customer support of this product. Liquid Audio will provide to Licensee separate Web pages, for inclusion within the Licensed Web Sites, which explain the relevant aspects of the Liquid Audio system, and especially the Liquid MusicPlayer and the Liquid MusicPlayer CD.

VIII. Advertising.  Upon execution of this Agreement, Licensee agrees to
      -----------
commence insertion of banner advertising on the Licensed Web Sites announcing the coming of the LMN. Liquid Audio will work with Licensee to design these banner ads. Upon launch of the LMN on the Licensed Web Sites, Licensee may create and maintain for its own account a frame that surrounds the LMN Programming for end users who access the LMN via the Licensed Web Sites. With respect to such frame, Licensee shall have the right to independently sell advertising for such frame and shall retain for its own account all advertising revenue derived therefrom. Notwithstanding the foregoing, Liquid Audio will be responsible for the final approval of the framing space and shall have the right to finally resolve any advertising booking conflict or to veto any advertising that is competitive with Liquid Audio or the LMN. With respect to the page(s) on the Licensed Web Sites which contain the Link(s) to the LMN Programming, Licensee shall also control all advertising and other content on such page, and shall retain all revenue derived therefrom, provided that no such advertising or content shall be placed in direct relation to the Link such as to cause dilution or consumer confusion with respect to the association of the Link to such advertising or content. Liquid Audio shall control all other aspects of the LMN Programming, including without limitation any advertising or promotional activities contained therein, and shall retain any and all revenue derived from
such advertising and promotional activities.   Each party shall be responsible
for serving its own advertising hereunder, and as such, neither party shall be obligated to report tracking or usage data for advertising purposes hereunder.

IX.  Payments.
     --------

  (a) Licensee shall pay Liquid Audio the annual syndication license fees for the Programming Categories selected by Licensee as set forth in Exhibit "B". The parties agree that timely payment of all license fees by Licensee is of the essence of this Agreement, and any failure by Licensee to make such timely payment shall constitute a material default hereunder. Any payment hereunder not made within thirty (30) days after due date shall bear interest at the rate of 1% per month or the maximum rate allowed by law, whichever is less.

  (b) With respect to Music Commerce Transactions involving distribution via digital delivery, Liquid Audio shall pay to Licensee the Net Revenue derived from sales. "Net Revenue" means the actual retail sales price paid by the customer for the applicable track(s) sold (if different than list price), less any sales tax included therein, the wholesale price of the applicable track(s) sold, Liquid Audio's digital fulfillment fee, bank transaction processing fees, [and any applicable mechanical rights fees that may not be included within the
wholesale price].   The parties acknowledge that Liquid Audio will determine the list and actual retail selling price to customers in its sole discretion, unless otherwise agreed, and that the record label or other content owner will determine the wholesale price in its sole discretion.

  (c) With respect to sales of the Liquid MusicPlayer CD, Liquid Audio shall pay Licensee a fee for each sale as set forth in the Main Agreement.

  (d) With respect to Music Commerce Transactions involving distribution on CDs and other tangible media, Liquid Audio shall pay to Licensee the following: (i) where Licensee is not the vendor and does not have a preferred vendor arrangement, the applicable percentage of Liquid Audio's referral fees, as set forth in the Main Agreement, received from any preferred vendor arrangement maintained by Liquid Audio.

  (e) With respect to Music Commerce Transactions involving distribution on CDs and other tangible media, Licensee shall pay to Liquid Audio the following: (i) where Licensee is the vendor, the applicable referral fee, as set forth in the Main Agreement, and (ii) where Licensee is not the vendor but has a preferred vendor arrangement, the applicable percentage of Licensee's referral fees, as set forth in the Main Agreement, received from such preferred vendor.

  (f) Subject to the foregoing, the parties' sole compensation under this Agreement shall be the mutual benefit derived from offering the LMN Programming on the Licensed Web Sites and each party shall retain all revenues derived from their respective activities, including without limitation, all advertising revenue derived by each party pursuant to Section VIII above.

X.  Statements.  Each party shall provide the other party with a statement of
    ----------
any amount payable arising from Music Commerce Transactions and shall tender the appropriate amount due to the other party within thirty (30) days after the end of each calendar month; provided, however, that any total amount payable that is less than $100 may be retained until the aggregate amount payable equals or exceeds $100. The statement shall contain sufficient information for the other party to accurately verify the amounts due and payable, including (i) the net amount of any referral fees, the calculation of such net amount, and the source of any referral fees, and (ii) for direct sales, the sale price, the quantity sold, the gross receipts generated, and an itemization of the permitted deductions, if any. Liquid Audio reserves the right to suspend payments to Licensee hereunder in the event of any delay, failure or incompleteness by Licensee in its payment or reporting obligations hereunder.

XI.  Warranties. Liquid Audio warrants that it is the sole owner of the LMN
     ----------
Programming compilation database, and except with respect to public performance of music works which is provided for in Section XII below, it has all rights necessary to license the LMN Programming as provided herein. Subject to the performance by Licensee of its obligations hereunder, Liquid Audio will indemnify Licensee against any damages awarded in any final judgment entered against Licensee or settlement approved by Liquid Audio, as a result of a breach of any warranty made by Liquid Audio hereunder or by reason of a claim that the exercise by Licensee of the rights granted herein infringes the rights of others, provided, however, prompt detailed notice in writing of such claim is provided to Liquid Audio. Liquid Audio shall have full control over the defense and/or settlement of any such claim or litigation including the right to engage its own counsel and Licensee shall not continue the distribution of such LMN Programming thereafter without the written consent of Liquid Audio. Licensee shall cooperate fully with Liquid Audio in the defense or settlement of any such claim or litigation. Licensee will indemnify Liquid Audio from all claims or liabilities including without limitation reasonable attorneys' fees arising from the breach of this Agreement by Licensee or from the distribution of any material on the Licensed Web Sites other than material contained in the LMN Programming as delivered by Liquid Audio.

XII.  Music Rights.  Liquid Audio warrants to the best of its knowledge that the
      ------------
public performance rights in the musical works contained in the LMN Programming are (i) controlled by ASCAP, BMI, SESAC or a performing rights society having jurisdiction, (ii) in the public domain, or (iii) controlled by Liquid Audio or its licensors. If musical works in category (iii) above are contained in the LMN Programming, a limited public performance license is deemed to be included within the scope of the license set forth in Section II above. If musical works in category (i) above are contained in the LMN Programming, Licensee shall contact BMI, ASCAP or the appropriate public performing rights organization to obtain a license covering the uses contemplated by this Agreement, which may include any preferred rates that may now or hereafter be negotiated by Liquid
Audio on behalf of its syndication licensees.   Licensee at its sole cost and
expense shall be responsible for obtaining all licenses necessary to perform such musical works, and Licensee agrees to indemnify Liquid Audio against any liability loss or expenses arising form the performance of such musical works via the Licensed Web Sites without such a license.

XIII.  Withdrawal and Substitutions.  Liquid Audio may in its absolute
       ----------------------------
discretion withdraw permanently or temporarily any licensed sound recording or other content from the LMN Programming if Liquid Audio determines in its sole discretion that the distribution thereof would or might infringe the rights of others, violate any law or governmental rule or regulation, interfere with actual or contemplated use of the particular licensed LMN Programming for any purpose other than the distribution by Licensee or subject Liquid Audio to any potential liability or litigation. In the event any part of the LMN Programming is withdrawn on a temporary basis or permanent basis, Licensee shall be entitled to delivery of substitute LMN Programming designated by Liquid Audio of comparable quality.

XIV.   Term and Termination.
       --------------------

  (a) This Agreement will become effective on the Effective Date and shall continue in effect for the period set forth in the Main Agreement unless otherwise terminated or canceled as provided herein. This Agreement shall automatically renew for one or more renewal terms of one (1) year each at the end of the initial term of any renewal term unless either party tenders written notice of its intent to terminate at least thirty (30) days prior to the scheduled expiration date.

  (b) Either party hereto may, at is option, and without notice, terminate this Agreement, effective immediately, should the other party hereto (i) admit in writing its inability to pay its debts generally as they become due; (ii) make a general assignment for the benefit of creditors; (iii) institute proceedings to be adjudicated a voluntary bankrupt, or consent to the filing of a petition of bankruptcy against it; (iv) be adjudicated by a court of competent jurisdiction as being bankrupt or insolvent; (v) seek reorganization under any bankruptcy act, or consent to the filing of a petition seeking such reorganization; or (vi) have a decree entered against it by a court of competent jurisdiction appointing a receiver liquidator, trustee, or assignee in bankruptcy or in insolvency covering all or substantially all of such party's property or providing for the liquidation of such party's property or business affairs.

(c) In the event that either party commits a material breach of its obligations hereunder, the other party may, at its option, terminate this Agreement, by thirty (30) days written notice of termination, which notice shall identify and describe the basis for such termination; provided, however, that if, prior to expiration of such period, the defaulting party cures such default, termination shall not take place.

(d) Upon any termination of this Agreement, Sections III and XV shall survive the termination of this Agreement. Licensee shall immediately return to Liquid Audio all copies of the LMN Logo and Artwork and all other Liquid Audio materials in Licensee's possession or control. Licensee shall deactivate all Links to the LMN Sites and shall not create any links thereto without the prior consent of Liquid Audio.

XV.   Confidential Information
      ------------------------

    (a) Each party acknowledges that by reason of its relationship to the other party under this Agreement it will have access to certain information and materials concerning the other party's business, plans, customers, technology and products that are confidential and of substantial value to such party (referred to in this Section as "Confidential Information"), which value would be impaired if such Confidential Information were disclosed to third parties. The terms of this Agreement shall be deemed to constitute the Confidential Information of Liquid Audio. Each party agrees to maintain all Confidential Information received from the other, both orally and in writing, in confidence and agrees not to disclose or otherwise make available such Confidential Information to any third party without the prior written consent of the disclosing party. Each party further agrees to use the Confidential Information only for the purpose of performing this Agreement. No Confidential Information shall be deemed confidential unless so marked if given in writing or, if given orally, identified as confidential orally prior to disclosure and confirmed in writing within thirty (30) days; provided, however, that Licensor agrees that any Confidential Information in whatever form relating to the design, functionality, operational methods or coding of Liquid Audio software, including but not limited to any complete or partial source or object code versions of such software, shall be deemed Confidential Information of Liquid Audio regardless of the presence or absence of any confidential markings or identification.

    (b) The parties' obligations under this Section XV shall not apply to Confidential Information which: (i) is or becomes a matter of public knowledge though no fault of or action by the receiving party; (ii) was rightfully in the receiving party's possession prior to disclosure by the disclosing party; (iii) subsequent to disclosure, is rightfully obtained by the receiving party from a third party who is lawfully in possession of such Confidential Information without restriction; (iv) is independently developed by the receiving party without resort to the disclosing party's Confidential Information; or (v) is required by law or judicial order, provided that prior written notice of such required disclosure is furnished to the disclosing party as soon as practicable in order to afford the disclosing party an opportunity to seek a protective order and that if such order cannot be obtained disclosure may be made without liability. Whenever requested by a disclosing party, a receiving party shall immediately return to the disclosing party all manifestations of the Confidential Information or, at the disclosing party's option, shall destroy all such Confidential Information as the disclosing party may designate. The receiving party's obligation of confidentiality shall survive this Agreement for a period of five (5) years from the date of its termination, and thereafter shall terminate and be of no further force or effect.

XVI.  Additional Provisions.
      ---------------------

    (a) Licensee acknowledges that each music offering included in the LMN Programming category or categories was individually licensed and separately priced, and that Liquid Audio offered each music offering without discrimination and without conditioning the licensing of any one music offering upon the licensing of any other music offering.

    (b) Neither party shall be liable to the other for any delay in delivery or inability to distribute the LMN Programming due to acts of God, failure of carriers, labor disputes, failure or delay in software encoding, war, public disaster or any other cause beyond the control of the parties and such performance shall be excused to the extent of such force majeure event.

    (c) Licensee shall pay without imitation any tax, levy or charge whatsoever by any statute, law, rule or regulation now or hereafter in effect, related to the license fees payable under this Agreement, it being the intent hereof that the license fees herein shall be a net amount, free and clear any such taxes, levy or charges whatsoever, except for any taxes on Liquid Audio's net income.

    (d) Neither the license granted to Licensee hereunder nor this Agreement may be assigned by Licensee without the prior written consent of Liquid Audio, nor shall Licensee sublicense or relicense any of the LMN Programming licensed hereunder, or enter into any third-party linking arrangements with respect thereto without Liquid Audio's prior written consent. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

    (e) The headings of paragraphs hereof are inserted only for the purpose of convenient reference; such headings shall not be deemed to govern, limit, modify, or in any manner affect the scope, meaning or intent of the provisions of this Agreement or any part or portion thereof; nor shall they otherwise be given any legal effect.

    (f) Nothing herein contained shall constitute a franchise relationship, or partnership between ,or joint venture by, Licensee and Liquid Audio, or constitute Licensee or Liquid Audio the agent of the other.

    (g) All notices hereunder will be hand delivered or sent by certified or registered mail to the parties at the addresses set forth above, or to such other addresses as may be designated by the parties in writing. A mandatory copy of all notices delivered or sent to Liquid Audio shall be sent to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304-1050,
Attention: Hank Barry, Esq.

    (h) This Agreement shall be construed in accordance with the applicable laws of the State of California with respect to agreements executed and to be fully performed in that state.

    (i) This Agreement represents the entire understanding of the parties and shall not be amended or modified except in writing signed by both parties hereto; nor may any provision hereof be waived unless in writing signed by the party to be charged with such waiver.

    (j) If there is a conflict between any provision(s) of this Agreement and any statute, law or regulation, the statute, law or regulation, shall prevail, provided, however, that in such event the provision(s) of this Agreement so affected shall be curtailed and limited only to the minimum extent necessary to permit compliance with the minimum requirement of such statute, law or regulation, and no other provisions of this Agreement shall be affected thereby and all such other provisions shall continue in full force and effect.

    (k) Licensee agrees that any litigation, action or proceeding arising out of or relating to this Agreement shall be instituted in any state or federal court sitting in the Northern District of California, and Licensee waives any objection to such venue, irrevocably submits to such jurisdiction and waives any claim or defense of inconvenient forum.

  (l) In no event shall Liquid Audio be liable for consequential, incidental, special, reliance or indirect damages, however caused, on any theory of liability, and whether or not Liquid Audio has been advised of the possibility of such damages.

                                  SCHEDULE "B"
                                  ------------


LMN Programming Syndication Categories          License Fees
--------------------------------------          ------------

All Categories

Pop/R&B

Country

Rock

Jazz

Classical